Exhibit 4.1

The stock certificates state:

Number                                                                    Shares

--------                                                                --------

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                           PROGRESSIVE TRAINING, INC.
                             TOTAL AUTHORIZED ISSUE
                    100,000,000 SHARES PAR VALUE $.0001 EACH
                                  COMMON STOCK

  THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD,
   PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH A SHAREHOLDERS' AGREEMENT AMONG THE FOUNDING SHAREHOLDERS, A COPY OF WHICH MAY BE
    OBTAINED FROM THE CORPORATION. PLEASE ALSO SEE RESTRICTION ON TRANSFER ON
                          REVERSE SIDE OF CERTIFICATE.


This is to certify that  _____________________  is the owner of  _______________
fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

         Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated


____________________________                         [place for seal]
                                                     ------------------------

                                                     Secretary
                                                     President

                          [Reverse Side of Certificate]

         The following abbreviations, when used in the inscription on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF TRANSFERS MIN ACT - _______Custodian_____
                  (Cust)              (Minor)
under Uniform Transfer to Minors Act ________________


     Additional Abbreviations may also be used though not in the above list


         For Value received, _______________________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

[                ]
--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL CODE OF ASSIGNEE)

--------------------------------------------------------------------------------
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ______ ________________________________ Attorney to transfer the said Shares on the books of the within-named Corporation, with full power of substitution in the premises.

Dated___________________

In presence of _______________________


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED, QUALIFIED, APPROVED OR DISAPPROVED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE DISPOSED OF OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS AND NEITHER THE UNITED STATES SECURITIES AND EXCEPT COMMISSION NOR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY HAS PASSED ON OR ENDORSED THE MERITS OF THESE SECURITIES.


[The  following   text  is  placed   vertically  on  the  reverse  side  of  the
certificates]

NOTICE: SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER


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